UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure. *

On March 19, 2020, RE/MAX Holdings, Inc. (“the Company”) issued a press release regarding initiatives it is undertaking to assist its RE/MAX franchisees during the global coronavirus (COVID-19) pandemic, which includes certain fee deferrals. Initially the Company is offering, at the option of each RE/MAX franchisee in Company-owned and independent regions in the United States and Canada, to defer continuing franchise fees and marketing fund fees for the month of April 2020. The Company anticipates that participating franchisees will repay these deferred amounts with no interest through an increase in broker fee from 1% to 2% on transactions in those franchisees’ offices, until the deferred fees are repaid. The Company will continue to monitor this rapidly developing situation and is evaluating the best way to support its franchisees.

The magnitude and duration of the impact from COVID-19 are unknown and cannot be reasonably estimated. RE/MAX Holdings is withdrawing the first quarter and full-year 2020 guidance that it provided in its earning press release issued on February 20, 2020 and discussed on its earnings call on February 21, 2020.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press Release dated March 19, 2020
104	Cover Page Interactive Date File (formatted as inline XBRL)

* The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to: the impact of the global coronavirus (COVID-19) pandemic; initiatives that the Company is offering to its franchisees and the effectiveness of those initiatives; the ability of RE/MAX and Motto franchisees to adjust to the changing business environment; the Company’s ability to successfully operate through different business cycles; the Company’s business model, revenue streams, cost structure, balance sheet, and financial flexibility; and the Company’s management of expenses and capital expenditures. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include, among others, risks related to (1) the duration and severity of COVID-19 and its impact on the Company’s agents, loan originators, franchises and employees, as well as home buyers and sellers more generally, (2) the impact on the Company’s business of rapidly changing events relating to COVID-19, including the effects of shelter-in-place orders and similar government orders aimed at containing the spread of the COVID-19 virus such as restrictions on public gatherings, quarantines of people who may have been exposed to the virus and travel restrictions, (3) the impact on the Company’s business of its initiatives to assist franchisees during the COVID-19 pandemic, including fee deferrals to its franchisees in Company-owned regions in the United States and Canada, (4) the impact of COVID-19 and requirements to work remotely on the ability of the Company’s management team to successfully implement the Company’s business plans, and (5) the impact of COVID-19 on the U.S. and global economies and financial markets, all of which could significantly harm the Company’s business, liquidity, results of operations and financial condition. Other important risks and uncertainties include, without limitation, (i) changes in the real estate market or interest rates and availability of financing, (ii) changes in business and economic activity in general, (iii) the Company’s ability to attract and retain quality franchisees, (iv) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (v) changes in laws and regulations, (vi) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (vii) the Company’s ability to implement its technology initiatives, (viii) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: March 19, 2020	By:	/s/ Karri Callahan
Karri Callahan Chief Financial Officer